File Number: 333-87233

                                                Filed Pursuant to Rule 497(e) of
                                                  the Securities Act of 1933


                                                                  April 26, 2010


                              Pioneer Research Fund
    Supplement to the May 1, 2009 Class A and Class C Shares Prospectus and
                           Class Y Shares Prospectus


The following replaces the first paragraph in the section "Portfolio management":

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of a team of equity analysts that coordinate the fundamental research on companies provided by Pioneer's research teams on a global basis, which includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Paul Cloonan, vice president and head of equity research - U.S., joined Pioneer in 1997.
Bradley T. Galko, vice president and analyst, joined Pioneer in 2001.
Kim Galle, vice president and analyst, joined Pioneer in 2001. Timothy Foley, vice president and analyst, joined Pioneer in 2005. Previously, he was an analyst at Columbia Management.





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                                        (C) 2010 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC